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                                  EXHIBIT 10(g)



                            P. H. GLATFELTER COMPANY



                   1992 KEY EMPLOYEE LONG-TERM INCENTIVE PLAN

                         (AS AMENDED DECEMBER 20, 2000)

                                   ARTICLE I


                                    PURPOSE
                                    -------

      The purpose of this 1992 Key Employee Long-Term Incentive Plan (the "Plan") is to enable P. H. Glatfelter Company (the "Company") to offer key employees of the Company and its subsidiaries equity interests in the Company and other incentive awards, including performance-based stock incentives, and to offer directors of the Company stock options and equity interests in the Company, thereby attracting, retaining and rewarding such individuals, and strengthening the mutuality of interests between such individuals and the Company's shareholders.

                                   ARTICLE II


                                   DEFINITIONS
                                   -----------

      For purposes of this Plan, the following terms shall have the following meanings:

      2.1 "Award" shall mean any award under this Plan of any Stock Option, Restricted Stock, Performance Share or Performance Unit.

      2.2   "Board" shall mean the Board of Directors of the Company.

      2.3 "Change in Control". For the purposes of this Agreement, a "Change in Control" shall mean:

            (a) The acquisition, directly or indirectly, other than from the Company, by any person, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), excluding, for this purpose, the Company, its subsidiaries, any employee benefit plan of the Company or its subsidiaries, and any purchaser or group of purchasers who are descendants of, or entities controlled by descendants of, P.H. Glatfelter which acquires beneficial ownership of voting securities of the Company) (a "Third Party") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the Company's then outstanding


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voting securities entitled to vote generally in the election of directors; or

            (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors who are directors at the time of such vote shall be, for purposes of this Agreement, an Incumbent Director; or

            (c) Consummation of (i) a reorganization, merger or consolidation, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation (other than the acquiror) do not, immediately thereafter, beneficially own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding voting securities entitled to vote generally in the election of directors, or (ii) a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (whether such assets are held directly or indirectly) to a Third Party.

            In addition to the foregoing, a Change in Control with respect to an individual Participant shall be deemed to occur if the Participant's employment with the Company is terminated prior to the date on which a Change in Control occurs, and it is reasonably demonstrated that such termination (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or anticipation of a Change in Control."

      2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.

      2.5 "Committee" shall mean the Compensation Committee of the Board consisting of three or more Directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect from time to time, and an "outside director" within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, as in effect from time to time.

      2.6 "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

      2.7 "Disability" shall mean a disability due to any medically determinable physical or mental impairment that prevents a Participant from fulfilling the duties that such Participant was performing at the time of the occurrence of such disability and which can be expected to result in death or which has lasted or can be expected to last for a


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continuous period of more than twelve months, as determined by the Committee in its sole discretion.

      2.8 "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the average of the high and low sales prices of a share of Common Stock as reported on the American Stock Exchange.

      2.9 "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

      2.10 "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

      2.11 "Participant" shall mean an individual to whom an Award has been made pursuant to this Plan.

      2.12  "Performance Cycle" shall have the meaning set forth in Section
9.1.

      2.13  "Performance Period" shall have the meaning set forth in Section
8.1.

      2.14 "Performance Share" shall mean an Award made pursuant to Article VIII of this Plan of the right to receive Common Stock or cash of an equivalent value, or a combination of both, at the end of a specified Performance Period.

      2.15 "Performance Unit" shall mean an Award made pursuant to Article IX of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both, at the end of a specified Performance Cycle.

      2.16 "Restricted Stock" shall mean an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VII.

      2.17 "Restriction Period" shall have the meaning set forth in Section 7.2
(d).

      2.18 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI.

      2.19 "Termination of employment" shall mean a termination of employment for reasons other than a military or personal leave of absence granted by the Company or, in the case of a director of the Company, termination of service as a member of the Board.


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                                  Article III


                                 ADMINISTRATION
                                 --------------

      3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

      3.2 Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to persons eligible under Article V: (i) Stock Options,
(ii) Restricted Stock, (iii) Performance Shares and (iv) Performance Units. In particular, the Committee shall have the authority:

            (a) to select the persons eligible under Article V to whom Stock Options, Restricted Stock, Performance Shares and Performance Units may from time to time be granted hereunder;

            (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Performance Shares and Performance Units, or any combination thereof, are to be granted hereunder to one or more persons eligible under Article V;

            (c) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

            (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option or purchase price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion); and

            (e) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred.

      3.3 Guidelines. Subject to Article X hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award granted in the manner and to the extent it shall deem necessary to carry this Plan into effect. Notwithstanding the foregoing, no action of the Committee under this
Section 3.3 shall impair the rights of any Participant without the Participant's consent.


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         3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by the Committee arising out of or in connection with the Plan shall be final, binding and conclusive on the Company and all employees and directors and their respective heirs, executors, administrators, successors and assigns.

                                   ARTICLE IV


                                SHARE LIMITATION
                                ----------------

         4.1 Shares. The maximum aggregate number of shares of Common Stock which may be issued under this Plan shall not exceed five million (5,000,000) shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or issued Common Stock reacquired by the Company. If any Option granted under this Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan; provided, however, that if such expired, terminated or cancelled Option shall have been issued in conjunction with another Award, none of such unpurchased shares shall again become available for purposes of this Plan to the extent that the related Award granted under this Plan is exercised. Further, if any shares of Restricted Stock granted hereunder are forfeited or any Award of Performance Shares terminates without the delivery of such shares, the shares subject to such Award, to the extent of such forfeiture or termination, shall again be available under this Plan.

         4.2 Changes. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares which may be issued under this Plan, in the maximum aggregate number of shares with respect to which Options or Performance Shares may be granted under this Plan to any individual during any calendar year, in the number and option price of shares subject to outstanding Options granted under this Plan, and in the number of shares subject to other outstanding Awards granted under this Plan, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number.

                                    ARTICLE V


                                   ELIGIBILITY
                                   -----------

         5.1 Employees. Officers and other key employees of the Company and any subsidiary of the Company are eligible to be granted Awards under this Plan.

         5.2 Directors. Directors of the Company who are not employees of the Company or one of its subsidiaries are eligible to be

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granted Non-Qualified Stock Options and Restricted Stock under this Plan.


                                   ARTICLE VI


                                  STOCK OPTIONS
                                  -------------

         6.1 Options. Each Stock Option granted under this Plan shall be either an Incentive Stock Option or a Non-Qualified Stock Option.

         6.2 Grants. The Committee shall have the authority to grant to any person, to the extent eligible under Article V, one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify as an Incentive Stock Option shall constitute a separate Non-Qualified Stock Option.

         6.3 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

         6.4 Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) Stock Option Certificate. Each Stock Option shall be
            evidenced by, and subject to the terms of, a Stock Option Certificate executed by the Company. The Stock Option Certificate shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and the other terms and conditions applicable to the Stock Option.

                  (b) Option Price. The option price per share of Common Stock purchasable upon exercise of a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant if the Stock Option is intended to be an Incentive Stock Option and shall not be less than 85% of the Fair Market Value of the Common Stock on the date of grant if the Stock Option is intended to be a Non-Qualified Stock Option.


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                  (c)   Option Term.  The term of each Stock Option shall be
            fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date it is granted.

                  (d) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant, provided that no Stock Option may be exercised within six months after the date of grant.

                  (e) Method of Exercise. Subject to such installment exercise and waiting period provisions as may be imposed by the Committee, Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the option price in such form as the Committee may accept and, if requested, by the representation described in Section 12.4. Unless otherwise determined by the Committee in its sole discretion at or after grant, payment in full or in part may be made in the form of Common Stock duly owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances), based on the Fair Market Value of the Common Stock on the last trading date preceding payment. Upon payment in full of the option price, as provided herein, a stock certificate or stock certificates representing the number of shares of Common Stock to which the Participant is entitled shall be issued and registered in the name of and delivered to the Participant.

                  (f) Death. Unless otherwise determined by the Committee at the time of grant, if a Participant's employment by the Company or one of its subsidiaries, or a Participant's service on the Board, terminates by reason of death, any Stock Option held by such Participant which was exercisable at the date of death may thereafter be exercised by the legal representative of the Participant's estate for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) Disability. If the Committee, in its sole discretion,
            determines that a Participant has suffered a Disability, any Stock Option held by such Participant which was exercisable on the date on which such Disability commenced (as determined by the Committee in its sole discretion) may thereafter be exercised by the Participant for a period of one year from the date of such commencement (or such other period as may be determined by the Committee at the time of grant) or until the expiration of the stated term of such Stock Option, whichever period is the shorter;


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            provided, however, that, if the Participant dies within such one-year period (or other period determined by the Committee at the time of grant), any unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

                  (h) Termination of Employment. Unless otherwise determined by the Committee at the time of grant, if a Participant's employment by the Company and its subsidiaries, or a Participant's service on the Board, terminates for any reason other than death or Disability, the Stock Option shall terminate as of the date of such termination of employment.

                  (i) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

                  Should any of the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

                  (j) Committee Discretion. Notwithstanding any other provision of this Plan, if a Participant's employment by the Company or any of its subsidiaries, or a Participant's service on the Board, terminates for any reason (including death or Disability), the Committee may, in its sole discretion, accelerate the exercisability of any outstanding Stock Option held by such Participant and/or extend the post-termination exercise periods set forth in subsections (f), (g) and (h) of this Section 6.4, provided that such post-termination exercise period may not be extended beyond the expiration of the stated term of such Stock Option.


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         6.5 Individual Limit. The maximum aggregate number of shares of Common
Stock with respect to which Stock Options may be granted under this Plan to any individual during any calendar year shall not exceed two hundred thousand (200,000) shares (subject to any increase or decrease pursuant to Section 4.2).


                                   ARTICLE VII


                                RESTRICTED STOCK
                                ----------------

         7.1 Awards of Restricted Stock. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and the other terms and conditions of the Awards, in addition to those set forth in
Section 7.2.

      The provisions of Restricted Stock Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         7.2 Terms and Conditions. Restricted Stock awarded pursuant to this
Article VII shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee, shall deem desirable:

                  (a) Purchase Price. Unless otherwise determined by the Committee, the purchase price for shares of Restricted Stock shall be zero.

                  (b) Award Certificate. Each Restricted Stock Award shall be evidenced by, and subject to the terms of, a Restricted Stock Award Certificate executed by the Company. The Restricted Stock Award Certificate shall specify the number of shares of stock subject to the Award, the time or times within which such Restricted Stock is subject to forfeiture and the other terms, conditions and restrictions applicable to such Award.

                  (c) Stock Certificate. When the restrictions applicable to a
            Restricted Stock Award, or any portion thereof, lapse, a stock certificate or stock certificates representing the number of shares of Common Stock covered by such Restricted Stock Award, or portion thereof, shall be issued and registered in the name of and delivered to the Participant. In lieu of issuing a stock certificate or stock certificates representing such shares of Common Stock, the Committee may, in its sole discretion, elect to distribute to the Participant cash in an amount equal to the Fair Market Value of such shares of Common Stock on the date on which the Restricted Stock ceased to be subject to


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            forfeiture, provided that the shares of Common Stock to which the
            Participant was entitled shall be deemed to have been issued for purposes of Article IV hereof.

                  (d) Restriction Period. Subject to the provisions of this Plan and the Restricted Stock Award Certificate, shares of Restricted Stock will be forfeited to the Company if the Participant ceases to be an employee of the Company and any of its subsidiaries, or ceases to be a member of the Board, during a period set by the Committee commencing with the date of such Award (the "Restriction Period"). Subject to the provisions of this Plan, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments, provided that no such restrictions shall lapse within six months after the date of the Award.

                  (e) Death or Disability. Subject to the provisions of this
            Plan and the Restricted Stock Award Certificate, upon the death or Disability of a Participant during the Restriction Period, restrictions will lapse with respect to a percentage of the Restricted Stock Award granted to the Participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of death or the date -on which such Disability commenced (as determined by the Committee in its sole discretion), and a certificate or certificates representing such shares of Common Stock shall be issued and registered in the name of the Participant or the Participant's estate, as the case may be.

                  (f) Committee Discretion. Notwithstanding any other provision of this Plan, if a Participant's employment by the Company or any of its subsidiaries, or a Participant's service on the Board, terminates for any reason (including death or Disability), the Committee may, in its sole discretion, determine that the restrictions applicable to any outstanding Restricted Stock Award held by such Participant shall lapse at the time of such termination or on such accelerated basis as may be determined by the Committee, in its sole discretion.

                                  ARTICLE VIII


                               PERFORMANCE SHARES
                               ------------------
         8.1 Award of Performance Shares. The Committee shall determine the eligible persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, receipt of the shares of Common Stock will be deferred, and the other


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terms and conditions of the Award in addition to those set forth in Section 8.2.

      The provisions of Performance Share Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         8.2 Terms and Conditions. Performance Shares awarded pursuant to this
Article VIII shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) Conditions. The Committee, in its sole discretion, shall specify the Performance Period during which, and the conditions under which, the receipt of shares of Common Stock covered by the Performance Share Award will be deferred, provided that the Performance Period shall not be less than six months. The receipt of shares of Common Stock pursuant to a Performance Share Award shall be conditioned upon the attainment of one or more preestablished objective performance goals, within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, established by the Committee. Such goals must be established in writing not later than 90 days after the commencement of the Performance Period, provided that the outcome is substantially uncertain at the time the goal is established (provided that in no event may the performance goal be established after 25% of the Performance Period has elapsed). The performance goals may be based on the Company's stock price, return on assets, return on capital employed, return on shareholders' equity, earnings, earnings per share, total shareholder return, sales, costs, or such other objective performance goals as may be established by the Committee from time to time.

                  (b) Award Certificate. Each Performance Share Award shall be evidenced by, and subject to the terms of, a Performance Share Certificate executed by the Company. The Performance Share Certificate shall specify the number of shares of stock subject to the Award, the applicable Performance Period and the other terms and conditions applicable to such Award.

                  (c) Stock Certificate. If the Committee certifies in writing, after the expiration of the Performance Period, that the performance goals specified in the Performance Share Certificate and all other material terms of the award have been satisfied, a stock certificate or stock certificates representing the number of shares of Common Stock covered by the Performance Share Award shall be issued and registered in the name of and delivered to the Participant. In lieu of issuing a stock certificate or stock certificates representing such shares of Common


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            Stock, the Committee may, in its sole discretion, elect to distribute to the Participant cash in an amount equal to the Fair Market Value of such shares of Common Stock at the end of the Performance Period, provided that the shares of Common Stock to which the Participant was entitled shall be deemed to have been issued for purposes of Article IV hereof.

                  (d) Death or Disability. Subject to the provisions of this
            Plan and the Performance Share Certificate, in the event of the death or Disability of a Participant, the Participant or the Participant's estate, as the case may be, shall be entitled to receive, at the expiration of the Performance Period, a percentage of Performance Shares that is equal to the percentage of the Performance Period that had elapsed as of the date of death or date on which such Disability commenced (as determined by the Committee in its sole discretion), provided that the Committee, in its sole discretion, determines that the conditions specified in the Performance Share Certificate have been satisfied, and a certificate or certificates representing such shares of Common Stock shall be issued and registered in the name of the Participant or the Participant's estate, as the case may be.

                  (e) Termination of Employment. Unless otherwise determined by the Committee at the time of grant, the Performance Shares will be forfeited upon termination of a Participant's employment with the Company and its subsidiaries during the Performance Period for any reason other than death or Disability.

         8.3 Individual Limit. The maximum number of shares of Common Stock that may be subject to Performance Share Awards granted to any individual during any calendar year shall be sixty thousand (60,000) shares (subject to any increase or decrease pursuant to Section 4.2).

                                   ARTICLE IX


                                PERFORMANCE UNITS
                                -----------------
         9.1 Award of Performance Units. The Committee shall determine the eligible persons to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Units, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

      A Performance Unit shall have a fixed dollar value.


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      The provisions of Performance Unit Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         9.2 Terms and Conditions. The Performance Units awarded pursuant to this Article IX shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) Conditions. The Committee, in its sole discretion, shall specify the Performance Cycle during which, and the conditions under which, the Participant's right to Performance Units will be vested, provided that the Performance Cycle shall not be less than six months. The vesting of Performance Units shall be conditioned upon the attainment of one or more pre-established objective performance goals, within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, established by the Committee. Such goals must be established in writing not later than 90 days after the commencement of the Performance Period, provided that the outcome is substantially uncertain at the time the goal is established (provided that in no event may the performance goal be established after 25% of the Performance Period has elapsed). The performance goals may be based on the Company's stock price, return on assets, return on capital employed, return on shareholders' equity, earnings, earnings per share, total shareholder return, sales, costs, or such other objective performance goals as may be established by the Committee from time to time.

                  (b) Award Certificate. Each Performance Unit Award shall be evidenced by, and subject to the terms of, a Performance Unit Certificate executed by the Company. The Performance Unit Certificate shall specify the dollar value of the Award, the applicable Performance Cycle and the other terms and conditions applicable to such Award.

                  (c) Vesting; Payment. If the Committee certifies in writing, after the expiration of the Performance Cycle, that the performance goals specified in the Performance Unit Certificate and all other material terms of the award have been satisfied, the Performance Units will be vested and the Participant will receive payment of the amount specified in the Performance Unit Certificate as soon as practicable thereafter. Payment may be made in cash, shares of Common Stock or a combination of both, as determined by the Committee, in its sole discretion.

                  (d) Death or Disability. Subject to the provisions of this
            Plan and the Performance Unit Certificate, in the event of the death or Disability of a Participant, the Participant or the Participant's estate, as the case may


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
            be, shall be entitled to receive, at the expiration of the Performance Cycle, a percentage of the Performance Units that is equal to the percentage of the Performance Cycle that had elapsed as of the date of death or date on which such Disability commenced (as determined by the Committee in its sole discretion), provided that the Committee, in its sole discretion, determines that the conditions specified in the Performance Unit Certificate have been satisfied, and payment therefor shall be made to the Participant or the Participant's estate, as the case may be.

                  (e) Termination of Employment. Unless otherwise determined by the Committee at the time of grant, the Performance Units will be forfeited upon termination of a Participant's employment with the Company and its subsidiaries during the Performance Cycle for any reason other than death or Disability.

         9.3 Individual Limit. The maximum dollar amount of Performance Unit Awards granted to any individual during any calendar year shall be $1,000,000.

                                    ARTICLE X


                            TERMINATION OR AMENDMENT
                            ------------------------

         10.1 Termination or Amendment of Plan. The Board may at any time amend, discontinue or terminate this Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XII); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Participant and, provided further, that the Company will seek the approval of the Company's shareholders for any amendment if such approval is necessary to comply with the Code, Federal or state securities law or any other applicable rules or regulations.

         10.2 Amendment of awards. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to
Article IV, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options having higher option prices.

                                   ARTICLE XI


                                 UNFUNDED PLAN
                                 -------------

         11.1 Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE XII


                               GENERAL PROVISIONS
                               ------------------

         12.1 Nonassignment. Except as otherwise provided in this Plan, any Award made hereunder and the rights and privileges conferred thereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such Award, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Award and the rights and privileges conferred hereby shall immediately terminate and the Award shall immediately be forfeited to the Company.

         12.2 Change of Control. In the event of a Change of Control, all outstanding Stock Options that have been held for at least six months shall immediately become fully exercisable and all outstanding Restricted Stock Awards that have been held for at least six months shall immediately cease to be subject to forfeiture or deferral limitations, and upon payment by the Participant of the option or purchase price, if any, stock certificates representing the Common Stock covered thereby shall be issued and registered in the name of and delivered to the Participants or other payment therefor made as soon as practicable. In the event of a Change of Control, the Committee may, in its sole discretion, determine whether Participants should immediately receive some or all of the shares of Common Stock or cash covered by outstanding Performance Share Awards or Performance Unit Awards.

         12.3 Rights as Shareholder. A Participant shall not be deemed to be the holder of Common Stock or to have the rights of a holder of Common Stock, with respect to any Award hereunder, unless and until all applicable restrictions, if any, have lapsed and a stock certificate or stock certificates representing shares of Common Stock are issued to him.

         12.4 Legend. The Committee may require each person acquiring shares pursuant to an Award under the Plan to represent to the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

      All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         12.5 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         12.6 No Right to Employment. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any subsidiary, nor shall there be a limitation in any way on the right of the Company or any subsidiary of the Company by which a Participant is employed to terminate such Participant's employment at any time. Neither this Plan nor the grant of any Option or other award hereunder shall give any director the right to continue as a member of the Board or obligate the Company to nominate any director for reelection by the Company's shareholders.

         12.7 Withholding of Taxes. The Company shall have the right to reduce the number of shares of Common Stock otherwise deliverable pursuant to this Plan by an amount which would have a Fair Market Value equal to the amount of all Federal, state or local taxes to be withheld, based upon the tax rates then in effect or the tax rates that the Company reasonably believes will be in effect for the applicable tax year or to deduct the amount of such taxes from any cash payment to be made to a Participant, pursuant to this Plan or otherwise. In connection with such withholding, the Committee may make such arrangements as are consistent with the Plan as it may deem appropriate.

         12.8 Listing and Other Conditions.

                  (a) As long as the Common Stock is listed on the American Stock Exchange or any other national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or vest in any other Award with respect to such shares shall be suspended until such listing has been effected.

                  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option or vest in any other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

                  (c) Upon termination of any period of suspension under this
      Section 12.8, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

         12.9 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         12.10 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

         12.11 Liability of Committee. No member of the Board of Directors or the Committee nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

         12.12 Other Benefits. No payment pursuant to an Award under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any of its subsidiaries nor affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

         12.13 Costs. The Company shall bear all expenses incurred in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

         12.14 Severability. If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

         12.15 Successory. This Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

         12.16 Headings. Article and section headings contained in this Plan are included for convenience only and are not to be used in construing or interpreting this Plan.

                                  ARTICLE XIII


                             EFFECTIVE DATE OF PLAN
                             ----------------------

         13.1 This Plan shall be effective as of the date of its approval by the Company's shareholders.

                                   ARTICLE XIV


                                  TERM OF PLAN
                                  ------------

         14.1 No Stock Option, Restricted Stock, Performance Share or Performance Unit shall be granted pursuant to this Plan on or after April 23, 2007, but Awards granted prior to such date may extend beyond that date.